UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant   ☐

Filed by a Party other than the Registrant   ☒

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting material Pursuant to Rule 14a-12

CLEVELAND-CLIFFS INC

(Name of Registrant as Specified in its Charter)

HARBINGER CAPITAL PARTNERS MASTER FUND I, LTD.

HARBINGER CAPITAL PARTNERS SPECIAL SITUATIONS FUND, L.P.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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2)	Form, Schedule or Registration Statement No.:

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4)	Date Filed:

Harbinger Capital Partners Master Fund I, Ltd. c/o International Fund Services (Ireland) Limited Third Floor, Bishop’s Square Redmond’s Hill, Dublin 2, Ireland	Harbinger Capital Partners Special Situations Fund, L.P. 555 Madison Avenue, 16th Floor New York, New York 10022

September 8, 2008

Dear Fellow Shareholders:

Harbinger Capital Partners Master Fund I, Ltd., an exempted company organized under the laws of the Cayman Islands (the “Master Fund”), and Harbinger Capital Partners Special Situations Fund, L.P., a Delaware limited partnership (the “Special Fund” and, together with the Master Fund, “Harbinger”), are the beneficial owners of approximately 15.57 percent of the outstanding common shares of Cleveland-Cliffs Inc (“Cleveland-Cliffs” or the “Company”) (based upon the Company’s public filings) and, we believe, the Company’s largest shareholder. Harbinger is seeking your support to authorize, in accordance with Section 1701.831 of the Ohio Revised Code (the “Control Share Acquisition Statute”), the acquisition by Harbinger of that number of common shares of the Company that, when added to all other shares in respect of which Harbinger may exercise or direct the exercise of voting power in the election of the Company’s directors, would equal one-fifth or more (but less than one-third) of such voting power (the “Harbinger Share Acquisition”).

We are seeking your support to approve the Harbinger Share Acquisition because we believe that Cleveland-Cliffs is a company with tremendous potential, but one greatly in need of a strong, independent voice that is committed to maximizing shareholder value. As you know, the Company and Alpha Natural Resources, Inc. (“Alpha”) recently announced a merger agreement under which Cleveland-Cliffs would acquire all outstanding shares of Alpha in a cash and stock transaction valued, according to the Company, at approximately $10 billion. Harbinger believes that this transaction is not in the best interests of the Company’s shareholders. We believe that the historic performance and strategic position of the Company should provide shareholders with more favorable opportunities to reap significant value from their ownership of Company shares. We are not seeking control of the Company. Rather, we are seeking both to increase our own investment in the Company’s future and to ensure that all opportunities available to the Company’s shareholders receive a full and fair review.

Harbinger and certain of its affiliates and associates are seeking your support at the special meeting of shareholders, which is scheduled to be held on Friday, October 3, 2008, at 10:00 a.m., Ohio time, at The Mayfield Sand Ridge Club located at 1545 Sheridan Road, South Euclid, Ohio 44121, including any adjournments or postponements thereof (the “Special Meeting”), to take the following actions:

(1)	to vote “FOR” the authorization of the Harbinger Share Acquisition;

(2)	to vote “FOR” the adjournment of the Special Meeting if deemed desirable by Harbinger to allow additional time for the solicitation of proxies and completion of certifications to assure a quorum and, if possible, a vote at the Special Meeting in favor of the Harbinger Share Acquisition; and

(3)	to vote in their discretion on such other matters as may properly come before the Special Meeting for approval by shareholders.

The attached proxy statement, form of GREEN proxy card and accompanying certification of eligibility are first being furnished to the shareholders of the Company on or about September 8, 2008.

IMPORTANT

The Company has adopted extraordinary procedures for the Special Meeting which require shareholders to complete the form of certification included with their proxy card—in addition to the proxy card itself—in order for their votes to be counted fully in the vote on the Harbinger Share Acquisition proposal. Be sure to complete the certification included with your proxy card!

It is important that all shares be voted at the Special Meeting, including “interested shares.”

Don’t allow your vote to be disregarded!

Only shareholders of record at the close of business on September 2, 2008 (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting. Authorization of the Harbinger Share Acquisition at the Special Meeting requires the affirmative vote of shareholders present at the Special Meeting in person or by proxy, representing at least: (1) a majority of the voting power entitled to vote in the election of Company directors represented at the Special Meeting in person or by proxy, and (2) a majority of the voting power entitled to vote in the election of Company directors, excluding any shares which are “Interested Shares,” represented at the Special Meeting in person or by proxy (the “Second Majority Approval”). Under the Control Share Acquisition Statute, Interested Shares with respect to the Company’s shares include, among other things, shares held by Harbinger, by any officer of the Company elected or appointed by the Company’s board of directors, or by any employee of the Company that is also a director of the Company, and shares acquired by any person (and anyone acting in concert with that person) between the date of the public disclosure of the Harbinger Share Acquisition on August 14, 2008 and the Record Date if the aggregate purchase price of such shares exceeds $250,000 or the number of shares so acquired exceeds one-half of one percent of the outstanding shares of the Company entitled to vote in the election of directors. Furthermore, the Company’s board of directors has adopted certain presumptions and procedures (the “Procedures”) to govern conduct at the Special Meeting and to exclude the voting power of Interested Shares with respect to the Second Majority Approval. According to the Procedures, all shares represented by a proxy card without a completed certification of eligibility, or that are owned by a shareholder that holds both Interested Shares and non-Interested Shares but fails to indicate how many shares are not Interested Shares, will be presumed to be Interested Shares that are ineligible to be counted in connection with the Second Majority Approval.

Harbinger believes that the presumption included in the Procedures—that shares that are not certified as eligible to vote are ineligible to be counted in the Second Majority Approval—is contrary to established principles of law that favor the protection of shareholder voting rights. Harbinger is concerned that the Procedures have substantially increased the administrative burden of obtaining the shareholder approval for the Harbinger Share Acquisition and may improperly deny shareholders the right to have their votes counted. Harbinger reserves the right to seek any and all legal remedies with respect to use of the Procedures and any other actions the Company or its board of directors may take in connection with the Special Meeting that are not in accordance with applicable law. Notwithstanding the legal deficiencies in the Procedures, to ensure that all votes are counted, we urge all shareholders to comply with the Procedures in voting their shares.

ACCORDINGLY, WE URGE SHAREHOLDERS TO COMPLETE THE CERTIFICATION OF ELIGIBILITY ACCOMPANYING THE ENCLOSED GREEN PROXY CARD FOR EACH PROXY CARD IN ORDER TO BE ELIGIBLE TO BE COUNTED IN CONNECTION WITH THE SECOND MAJORITY APPROVAL.

HARBINGER URGES YOU TO CAREFULLY CONSIDER THE INFORMATION CONTAINED IN THE ATTACHED PROXY STATEMENT AND THEN SUPPORT ITS EFFORTS BY USING THE ENCLOSED GREEN PROXY CARD AND ACCOMPANYING CERTIFICATION OF ELIGIBILITY TODAY TO VOTE “FOR” THE AUTHORIZATION OF THE HARBINGER SHARE ACQUISITION AND TO VOTE “FOR” THE ADJOURNMENT OF THE SPECIAL MEETING IF DEEMED DESIRABLE BY HARBINGER TO ALLOW ADDITIONAL TIME FOR THE SOLICITATION OF PROXIES AND COMPLETION OF CERTIFICATIONS TO ASSURE A QUORUM AND, IF POSSIBLE, A VOTE AT THE SPECIAL MEETING IN FAVOR OF THE HARBINGER SHARE ACQUISITION.

IF YOUR SHARES WERE HELD IN THE NAME OF A BROKERAGE FIRM, BANK, BANK NOMINEE OR OTHER INSTITUTION AS OF SEPTEMBER 2, 2008, THE RECORD DATE FOR THE SPECIAL MEETING, ONLY IT CAN VOTE SUCH SHARES. ACCORDINGLY, PLEASE VOTE YOUR SHARES ACCORDING TO THE VOTING INSTRUCTIONS PROVIDED BY YOUR NOMINEE OR CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND INSTRUCT THAT PERSON TO VOTE ON YOUR BEHALF USING THE GREEN PROXY CARD AND ACCOMPANYING CERTIFICATION OF ELIGIBILITY AS SOON AS POSSIBLE.

ii

IMPORTANT

HARBINGER URGES YOU NOT TO SIGN ANY PROXY CARD SENT TO YOU BY THE COMPANY. IF YOU HAVE ALREADY DONE SO, YOU MAY REVOKE YOUR PROXY BEFORE IT IS VOTED AT THE MEETING BY: (I) SUBMITTING A REVOCATION LETTER WITH A LATER DATE THAN YOUR PRIOR PROXY CARD; (II) DELIVERING A SECOND SIGNED PROXY CARD DATED LATER THAN THE FIRST SIGNED PROXY CARD; OR (III) ATTENDING THE SPECIAL MEETING AND VOTING IN PERSON. SEE “QUESTIONS AND ANSWERS ABOUT THIS PROXY SOLICITATION” IN THE ATTACHED PROXY STATEMENT. YOU SHOULD SEND ANY LETTER OF REVOCATION TO OUR PROXY SOLICITOR, OKAPI PARTNERS, 330 MADISON AVENUE, 9TH FLOOR, NEW YORK, NEW YORK 10017.

If you have any questions or require any assistance with your vote, please contact:

OKAPI PARTNERS LLC

330 MADISON AVENUE, 9TH FLOOR

NEW YORK, NY 10017

CALL TOLL FREE: (877) 869-0171

OR

BANKS AND BROKERS CALL COLLECT: (212) 297-0720

OR

EMAIL: info@okapipartners.com

Thank you for your support.

HARBINGER CAPITAL PARTNERS MASTER FUND I, LTD.

HARBINGER CAPITAL PARTNERS SPECIAL SITUATIONS FUND, L.P.

iii

PROXY STATEMENT

OF

HARBINGER CAPITAL PARTNERS MASTER FUND I, LTD.,

HARBINGER CAPITAL PARTNERS SPECIAL SITUATIONS FUND, L.P.,

HARBINGER CAPITAL PARTNERS OFFSHORE MANAGER, L.L.C.,

HMC INVESTORS, L.L.C.,

HARBINGER CAPITAL PARTNERS SPECIAL SITUATIONS GP, LLC,

HMC-NEW YORK, INC.,

HARBERT MANAGEMENT CORPORATION,

PHILIP FALCONE,

RAYMOND J. HARBERT

AND

MICHAEL D. LUCE

SPECIAL MEETING OF SHAREHOLDERS

OF

CLEVELAND-CLIFFS INC

TO BE HELD OCTOBER 3, 2008

This proxy statement and the enclosed GREEN proxy card and accompanying certification of eligibility are being furnished to you, the shareholders of Cleveland-Cliffs Inc, an Ohio corporation (the “Company”), by Harbinger Capital Partners Master Fund I, Ltd., an exempted company organized under the laws of the Cayman Islands (the “Master Fund”), and Harbinger Capital Partners Special Situations Fund, L.P., a Delaware limited partnership (the “Special Fund” and, together with the Master Fund, “Harbinger”), in connection with the solicitation of proxies to be used at the special meeting of shareholders, including any adjournments or postponements thereof (the “Special Meeting”). The Special Meeting is scheduled to be held on Friday, October 3, 2008, at 10:00 a.m., Ohio time, at The Mayfield Sand Ridge Club located at 1545 Sheridan Road, South Euclid, Ohio 44121. The principal executive offices of the Company are located at 1100 Superior Avenue, Cleveland, Ohio 44114, and its telephone number is (216) 694-5700.

This proxy statement, the form of GREEN proxy card and accompanying certification are first being furnished to shareholders on or about September 8, 2008.

As described further in this proxy statement, Section 1701.831 (the “Control Share Acquisition Statute”) of the Ohio Revised Code (the “ORC”) requires that Harbinger obtain Company shareholder authorization before it acquires any shares of the Company that would entitle Harbinger to directly or indirectly control 20% or more of the voting power of the Company in the election of the Company’s directors. Pursuant to the Control Share Acquisition Statute, on August 14, 2008, Harbinger delivered an acquiring person statement, a copy of which is included in Exhibit I to this proxy statement (the “Acquiring Person Statement”), to the Company seeking a vote of shareholders to authorize the acquisition by Harbinger of that number of the Company’s common shares, par value $0.125 per share (“Common Shares”), that when added to all other shares in respect of which Harbinger may exercise or direct the exercise of voting power in the election of the Company’s directors, would equal one-fifth or more (but less than one-third) of such voting power (the “Harbinger Share Acquisition”).

Accordingly, Harbinger and certain of its affiliates and associates are furnishing to shareholders this proxy statement, the enclosed GREEN proxy card and accompanying certification of eligibility in connection with the solicitation of proxies for the following actions:

(1)	to vote “FOR” the authorization of the Harbinger Share Acquisition;

(2)	to vote “FOR” the adjournment of the Special Meeting if deemed desirable by Harbinger to allow additional time for the solicitation of proxies and completion of certifications to assure a quorum and, if possible, a vote at the Special Meeting in favor of the Harbinger Share Acquisition; and

(3)	to grant to the proxy holders discretion to vote on all other matters as may properly come before the Special Meeting for approval by shareholders.

THIS SOLICITATION IS BEING MADE BY HARBINGER AND CERTAIN OF ITS AFFILIATES AND ASSOCIATES AND NOT ON BEHALF OF THE COMPANY’S BOARD OF DIRECTORS OR MANAGEMENT.

The Company has two classes of outstanding voting securities, Common Shares and 3.25% Redeemable Cumulative Convertible Perpetual Preferred Stock, Series A-2, without par value per share and with a liquidation preference of $1,000.00 per share (“Series A-2 Preferred Stock”). Shareholders who are record holders of Common Shares or Series A-2 Preferred Stock at the close of business on September 2, 2008, the record date set by the Company’s board of directors (the “Board”) with respect to the Special Meeting (the “Record Date”), will be entitled to vote at the Special Meeting. Authorization of the Harbinger Share Acquisition at the Special Meeting requires the affirmative vote of shareholders present at the Special Meeting in person or by proxy, representing at least: (1) a majority of the voting power entitled to vote in the election of Company directors represented at the Special Meeting in person or by proxy (the “First Majority Approval”), and (2) a majority of the voting power entitled to vote in the election of Company directors, excluding any shares which are “Interested Shares,” represented at the Special Meeting in person or by proxy (the “Second Majority Approval”). Information concerning the requirements of the First Majority Approval and the Second Majority Approval and the definition of Interested Shares is provided in this proxy statement under the heading “QUESTIONS AND ANSWERS ABOUT THIS PROXY SOLICITATION” and “THE CONTROL SHARE ACQUISITION STATUTE”.

For the number of Common Shares and shares of Series A-2 Preferred Stock issued and outstanding as of the Record Date and entitled to vote at the Special Meeting, please see the Company’s definitive proxy statement with respect to the Special Meeting when filed with the Securities and Exchange Commission.

Harbinger is the beneficial owner of 16,616,472 Common Shares held in street name, representing in the aggregate approximately 15.57 percent of the Common Shares issued and outstanding as of September 2, 2008 (based on the information disclosed in the Company’s amended preliminary proxy statement with respect to the Special Meeting, filed with the Securities and Exchange Commission on September 5, 2008). In addition, Harbinger has entered into certain equity swap transactions with respect to the Common Shares, which are described in Harbinger’s Schedule 13D filed with the Securities and Exchange Commission, as amended. Harbinger does not beneficially own any shares of Series A-2 Preferred Stock. We believe Harbinger is the largest holder of Common Shares. Harbinger intends to vote all of its Common Shares at the Special Meeting: (1) “FOR” the authorization of the Harbinger Share Acquisition; (2) “FOR” the adjournment of the Special Meeting if deemed desirable by Harbinger to allow additional time for the solicitation of proxies and completion of certifications to assure a quorum and, if possible, a vote at the Special Meeting in favor of the Harbinger Share Acquisition; and (3) to grant discretionary authority to the proxy holders to vote on all matters as may properly come before the Special Meeting for approval by shareholders.

The Master Fund is the beneficial owner of 9,000,000 Common Shares held in street name. The Special Fund is the beneficial owner of 7,616,472 Common Shares held in street name. In addition to the beneficial ownership described above (i) Harbinger Capital Partners Offshore Manager, L.L.C. (“Harbinger Manager”), the

investment manager of the Master Fund, and HMC Investors, L.L.C. (“HMC Investors”), the managing member of Harbinger Manager, may be deemed to beneficially own the Common Shares held by the Master Fund, (ii) Harbinger Capital Partners Special Situations GP, LLC (“HCPSS”), the general partner of the Special Fund, HMC—New York, Inc. (“HMCNY”), the managing member of HCPSS, and Harbert Management Corporation (“HMC”), the parent of HMCNY, may be deemed to beneficially own the Common Shares held by the Special Fund, and (iii) Philip A. Falcone, a shareholder of HMC, a member of HMC Investors, and the portfolio manager of the Master Fund and the Special Fund, Raymond J. Harbert, a shareholder of HMC and a member of HMC Investors, and Michael D. Luce, a shareholder of HMC and a member of HMC Investors, may be deemed to beneficially own the Common Shares held by Harbinger (the Master Fund, Harbinger Manager, HMC Investors, the Special Fund, HCPSS, HMCNY, HMC, Philip A. Falcone, Raymond J. Harbert and Michael D. Luce are collectively referred to herein as the “Harbinger Persons”). Each of Harbinger Manager, HMC Investors, HCPSS, HMCNY, HMC, Mr. Falcone, Mr. Harbert and Mr. Luce disclaims beneficial ownership of the Common Shares beneficially owned by the Master Fund and the Special Fund.

The solicitation outlined in this proxy statement is being made by Harbinger. The Harbinger Persons comprise the “Participants” (as such term is defined in Instruction 3 to Item 4 of Schedule 14A (§240.14a-101)) in the solicitation described in this proxy statement.

IMPORTANT NOTE:

You should rely only on the information contained in this proxy statement to vote for the authorization of the Harbinger Share Acquisition. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated September 8, 2008. You should not assume that the information contained in this proxy statement is accurate as of any date other than such date, and the mailing of this proxy statement to shareholders shall not create any implication to the contrary. All information relating to any person other than the Participants is given only to the knowledge of Harbinger.

[Remainder of Page Intentionally Left Blank]

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This document contains forward-looking statements. These statements may be identified by the use of forward-looking terminology such as the words “expects,” “intends,” “believes,” “anticipates” and other terms with similar meaning indicating possible future events or actions or potential impact on the business or shareholders of the Company. These forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties that could cause actual results to differ materially, including the risk that Harbinger may not be able to complete the purchases of Common Shares contemplated by the Harbinger Share Acquisition, that market conditions, market prices, developments with the Company or changes in the Company’s prospects may render such purchases financially undesirable to Harbinger or that Harbinger may not be able to acquire shares prior to any record date set for any special meeting called in connection with the Alpha transaction or otherwise be able to obtain the ability to vote such shares at any such meeting. Accordingly, you should not rely upon forward-looking statements as a prediction of actual results.

[Remainder of Page Intentionally Left Blank]

QUESTIONS AND ANSWERS ABOUT THIS PROXY SOLICITATION

Why am I being asked to vote?

You are being asked to vote:

(1)	to authorize the Harbinger Share Acquisition, as further described in this proxy statement under the heading “THE HARBINGER SHARE ACQUISITION PROPOSAL”;

(2)	to authorize the adjournment of the Special Meeting if deemed desirable by Harbinger to allow additional time for the solicitation of proxies and completion of certifications to assure a quorum and, if possible, a vote at the Special Meeting in favor of the Harbinger Share Acquisition, as further described in this proxy statement under the heading “PROPOSAL TO ADJOURN THE SPECIAL MEETING”; and

(3)	to grant to the proxy holders discretion to vote on all other matters as may properly come before the Special Meeting for approval by shareholders, as further described in this proxy statement under the heading “OTHER MATTERS.”

What is the recommendation of Harbinger?

Harbinger recommends you vote using the GREEN proxy card and accompanying certification of eligibility:

(1)	“FOR” the authorization of the Harbinger Share Acquisition;

(2)	“FOR” the adjournment of the Special Meeting if deemed desirable by Harbinger to allow additional time for the solicitation of proxies and completion of certifications to assure a quorum and, if possible, a vote at the Special Meeting in favor of the Harbinger Share Acquisition; and

(3)	to grant to the proxy holders discretion on all other matters as may properly come before the Special Meeting for approval by shareholders.

What do I need to do now?

This proxy statement contains important information about Harbinger and the other Participants. We urge you to read this proxy statement carefully, including its exhibits. After carefully reading and considering the information set forth in this proxy statement, please vote your shares owned on the Record Date by using the enclosed GREEN proxy card and accompanying certification of eligibility, or provide proper voting instructions with respect to such shares to your broker or other nominee, as soon as possible so that your shares will be represented at the Special Meeting.

Who may vote?

All holders of Common Shares and Series A-2 Preferred Stock, as recorded in the Company’s stock register at the close of business on the Record Date, may vote at the Special Meeting. Each Common Share and share of Series A-2 Preferred Stock is entitled to one vote per share and will vote together as a single class. Participants in the Northshore Mining Company and Silver Bay Power Company Retirement Savings Plan (the “Plan”) have the right, with respect to the shares held in the participant’s Plan account, to instruct the trustee of the Plan to vote such shares at the Special Meeting. Participants must return their instructions to the trustee on the enclosed proxy card by no later than the close of business on September 29, 2008. If participants do not return timely instructions to the trustee as to how to vote their shares or if the proxy card is unsigned, participants’ shares will not be voted.

The Company has adopted extraordinary procedures at the Special Meeting which require shareholders to complete the form of certification included with their proxy card—in addition to the proxy card itself—in order for their votes to be counted fully in the vote on the Harbinger Share Acquisition proposal.

Be sure to complete the certification included with your proxy card!

How many shares are outstanding?

For the number of Common Shares and shares of Series A-2 Preferred Stock issued and outstanding as of the Record Date and entitled to vote at the Special Meeting, please see the Company’s definitive proxy statement with respect to the Special Meeting when filed with the Securities and Exchange Commission.

Who may attend the Special Meeting?

All shareholders of record as of close of business on the Record Date may attend the Special Meeting. If you hold your shares in street name, you may attend and vote in person at the Special Meeting if you obtain a legal proxy from your broker or other nominee. All shareholders must present photo identification for admittance to the Special Meeting. According to the Company’s proxy statement, in order to be admitted to the Special Meeting shareholders that (i) are record owners of their shares must have their name verified against the list of record owners on the Record Date or (ii) own their shares through a broker or nominee must provide proof of beneficial ownership on the Record Date, such as their most recent account statement prior to the Record Date, or other similar evidence of ownership.

How many shares does Harbinger propose to acquire and how will it acquire them?

Pursuant to the Acquiring Person Statement, a copy of which is included in Exhibit I to this proxy statement, Harbinger proposes to acquire that number of Common Shares that, when added to all other shares in respect of which Harbinger may exercise or direct the exercise of voting power in the election of the Company’s directors, would equal one-fifth or more (but less than one-third) of such voting power. Harbinger intends to acquire Common Shares in one or more transactions to occur during the 360-day period following the date shareholders authorize the Harbinger Share Acquisition. Harbinger intends to acquire the Common Shares in one or more purchases in the open market and/or one or more block trades. There can be no assurance that Harbinger will be able to complete the purchases of Common Shares contemplated by the Harbinger Share Acquisition, that market conditions, market prices, developments with the Company or changes in the Company’s prospects will not render such purchases financially undesirable to Harbinger or that Harbinger will be able to acquire shares prior to any record date set for any special meeting called in connection with the Alpha transaction or otherwise be able to obtain the ability to vote such shares at any such meeting.

Are dissenters’ rights available if the Harbinger Share Acquisition is authorized?

Under Ohio law, dissenters’ rights are not available to shareholders in connection with the authorization of the Harbinger Share Acquisition.

How do proxies work?

Harbinger is asking you to appoint Lawrence M. Clark, Jr. and John McCullough as your proxy holders to vote your shares at the Special Meeting. You make this appointment by voting the enclosed GREEN proxy card and completing the accompanying certification of eligibility and returning the proxy card and certification by mail following the instructions on your proxy card. Giving us your proxy means you authorize the proxy holders to vote your shares at the Special Meeting according to the directions you provide. You may vote for or against authorizing the matters listed on the GREEN proxy card, or abstain from voting.

By voting the enclosed GREEN proxy card, you also authorize your proxy holders to vote your shares in their discretion on any matter not known by Harbinger at the time this proxy statement was printed and that may be properly presented for action by shareholders at the Special Meeting.

What votes are required?

The Harbinger Share Acquisition Proposal

At the Special Meeting, shareholders will be asked to approve a resolution authorizing the Harbinger Share Acquisition. Pursuant to the Control Share Acquisition Statute, the authorization of the Harbinger Share Acquisition at the Special Meeting requires the affirmative vote of shareholders present at the Special Meeting in person or by proxy, representing at least:

•	a majority of the voting power entitled to vote in the election of Company directors represented at the Special Meeting in person or by proxy (the “First Majority Approval”); and

•

a majority of the voting power entitled to vote in the election of Company directors, excluding any shares which are “Interested Shares,” represented at the Special Meeting in person or by proxy (the “Second Majority Approval”).

Interested Shares has the meaning ascribed to it in the Control Share Acquisition Statute. With respect to the Company, a person will be considered a holder of Interested Shares if such person may exercise or direct the exercise of the voting power of the categories of shares identified below in the election of the Company’s directors. All Interested Shares will be ineligible to be counted in determining the Second Majority Approval:

(1)	The 16,616,472 Common Shares owned by Harbinger.

(2)	The shares owned by (i) officers of the Company elected or appointed by the Board or (ii) any employee of the Company who is also a director of the Company. Shareholders should see the Company’s definitive proxy statement with respect to the Special Meeting for the aggregate number of shares held by such individuals as of the Record Date.

(3)	The shares acquired by any person for valuable consideration during the period beginning August 14, 2008, the date of the first public disclosure of the Harbinger Share Acquisition, and ending on the Record Date (such period, the “Restricted Period”), if (A) the aggregate consideration paid by such person for such shares exceeds $250,000 or (B) the number of shares so acquired exceeds one-half of one percent of the Company’s shares outstanding.

(4)	The shares owned by any person that transfers such shares for valuable consideration after the Record Date, if the transfer of such shares is accompanied by the transfer of the voting power of such transferred shares in the form of a blank proxy, an agreement to vote as instructed by the transferee, or otherwise.

Under the Control Share Acquisition Statute, all shares acquired by any person during the Restricted Period for an aggregate purchase price of more than $250,000 will be considered Interested Shares, including the first $250,000 worth of such shares. Also, shares acquired by persons acting in concert will be aggregated for the purpose of calculating the $250,000 threshold and shares that may be voted by more than one person will be considered to be owned by each such person for purposes of determining whether such shares are Interested Shares. Furthermore, according to the procedures adopted by the Board to govern conduct at the Special Meeting (the “Procedures”), shares that are considered Interested Shares because they were purchased during the Restricted Period as part of an aggregate purchase of $250,000 or more of shares will remain Interested Shares if owned by such purchaser as of the Record Date even if the purchaser of such shares at some point during that period disposes of some of such shares. For instance, if a person that buys $1,000,000 worth of shares during the Restricted Period, then sells $800,000 worth of shares during that period, all of such person’s shares acquired during that period and still owned as of the Record Date are Interested Shares.

A description of the requirements of the Control Share Acquisition Statute is provided in this proxy statement under the heading “THE CONTROL SHARE ACQUISITION STATUTE”.

Adjournment of the Special Meeting

Approval of the proposal to authorize adjournment of the Special Meeting if deemed desirable by Harbinger to allow additional time for the solicitation of proxies and completion of certifications to assure a quorum and, if possible, a vote at the Special Meeting in favor of the Harbinger Share Acquisition, requires the affirmative vote of a majority of the shares represented in person or by proxy at the Special Meeting.

What voting procedures will apply to the Special Meeting and why do I have to make a certification?

As described above, the Harbinger Share Acquisition must be approved by the First Majority Approval and the Second Majority Approval. Pursuant to the Procedures, each shareholder must certify to the Company, on the certification of eligibility accompanying the GREEN proxy card, the number of shares held that are eligible to be counted in respect of the Second Majority Approval. Shareholders who own both (i) shares that are non-Interested Shares and (ii) shares that are Interested Shares (because (x) they were acquired for an aggregate purchase price of more than $250,000 during the Restricted Period or (y) the number of shares so acquired during the Restricted Period exceeds one-half of one percent of the outstanding number of Company shares), must certify the number of shares acquired prior to the Restricted Period in order to be eligible to have such non-Interested Shares counted in the Second Majority Approval. According to the Procedures, every share that is certified as eligible to be counted in the Second Majority Approval will be presumed eligible to be counted in the Second Majority Approval. It will also be presumed that every share that is not certified as eligible to be counted in the Second Majority Approval, or for which there is no certification of eligibility, is ineligible to be counted in the Second Majority Approval. Banks, brokerage houses, other institutions, nominees, and fiduciaries holding shares beneficially owned by other parties will be requested to include this certification on all materials distributed to such beneficial owners seeking instructions from the beneficial owners as to how to vote such shares.

According to the Procedures, Banks, brokers or other nominees who hold shares for a beneficial owner, should look through to the person who has the power “to exercise or direct the exercise of the vote” with respect to shares at the Special Meeting in determining whether any such shares acquired during the Restricted Period are Interested Shares.

Shareholders should refer to the Company’s proxy statement with respect to the Special Meeting for a complete copy of the Procedures.

Harbinger believes that the presumption included in the Procedures—that shares that are not certified as eligible to vote are ineligible to be counted in the Second Majority Approval—is contrary to established principles of law that favor the protection of shareholder voting rights. Harbinger is concerned that the Procedures have substantially increased the administrative burden of obtaining the shareholder approval for the Harbinger Share Acquisition and may improperly deny shareholders the right to have their votes counted. Harbinger reserves the right to seek any and all legal remedies with respect to use of the Procedures and any other actions the Company or the Board may take in connection with the Special Meeting that are not in accordance with applicable law. Notwithstanding the legal deficiencies in the Procedures, to ensure that all votes are counted, we urge all shareholders to comply with the Procedures in voting their shares.

Who will count the votes and resolve disputes regarding the Special Meeting?

The Board has appointed IVS Associates, Inc. as the inspector of election. The inspector will, among other things, determine whether a quorum is present, tabulate votes at the Special Meeting and resolve disputes, including disputes as to whether shares are “Interested Shares”.

In the event of any dispute with respect to the presence of a quorum, the ability of Harbinger to adjourn the Special Meeting to allow additional time for the solicitation of proxies and completion of certifications to assure a quorum and, if possible, a vote at the Special Meeting in favor of the Harbinger Share Acquisition, or any other dispute regarding the conduct of the vote, we would expect such matters to be addressed in the first instance by the inspector of election appointed by the Board. However, Harbinger would reserve the right to seek any available legal remedies to the extent that Harbinger determines that the conclusions of any such inspector are contrary to law. Harbinger cannot predict whether any such action may become necessary or what remedy, if any, a court might determine appropriate in such case.

What is a “quorum” and why is it necessary?

The holders of record of a majority of the voting power entitled to vote in the election of the Company’s directors, present in person or by proxy, will constitute a quorum at the Special Meeting. The presence of a quorum of shareholders at the Special Meeting is required in order for the business of shareholders to be conducted.

What happens if I fail to instruct my broker?

If you hold your shares in street name through a broker, bank or other custodian, only it can vote your shares, and only upon your specific instruction. Because this is a “contested” meeting, if you fail to instruct your broker on how to vote your shares, your broker will not be able to vote your shares.

What happens if I abstain from voting?

If you give instructions to abstain from voting, your shares will be included in counting the number of shares of the Company for the purpose of determining a quorum at the Special Meeting. Abstentions will have the same effect as a vote “AGAINST” the Harbinger Share Acquisition proposal and the same effect as a vote “AGAINST” the proposal to authorize adjournment of the Special Meeting, if necessary, to solicit additional proxies.

How do I vote my shares?

As explained in the detailed instructions on your GREEN proxy card, there are two ways you may vote. You may:

1. Sign, date and return the enclosed GREEN proxy card and accompanying certification of eligibility in the enclosed postage-paid envelope. We recommend that you vote on the GREEN proxy card and accompanying certification of eligibility even if you plan to attend the Special Meeting; or

2. Vote in person by attending the Special Meeting. Written ballots will be distributed to shareholders who wish to vote in person at the Special Meeting. If you hold your shares through a bank, broker or other custodian, you must obtain a legal proxy from such custodian in order to vote in person at the Special Meeting. If you wish to obtain a legal proxy you can call our proxy solicitor, Okapi Partners, for assistance.

How do I vote shares I hold through a nominee?

If you hold shares through someone else, such as a stockbroker, bank or nominee, you will receive voting material from that firm. You should complete the firm’s GREEN voting form and accompanying certification of eligibility and return it as requested by the firm.

If you hold your shares in a stock brokerage account or by a bank or other nominee, you will not be able to vote in person at the Special Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Special Meeting. If you wish to obtain a legal proxy you can call our proxy solicitor, Okapi Partners, for assistance.

What happens if I return a signed proxy without voting instructions?

If you do return a signed GREEN proxy card without providing voting instructions and complete the certification of eligibility, your shares will be voted: (1) “FOR” the authorization of the Harbinger Share Acquisition; (2) “FOR” the adjournment of the Special Meeting if deemed desirable by Harbinger to allow additional time for the solicitation of proxies and completion of certifications to assure a quorum and, if possible, a vote at the Special Meeting in favor of the Harbinger Share Acquisition; and (3) to grant discretionary authority to the proxy holders to vote on all matters as may properly come before the Special Meeting.

What happens if I return a signed proxy without completing the certification of eligibility?

According to the Procedures, all shares represented by a proxy card without a completed certification of eligibility, or that are owned by a shareholder that holds both Interested Shares and non-Interested Shares but fails to indicate how many shares are not Interested Shares, will be presumed to be Interested Shares that are ineligible to be counted in connection with the Second Majority Approval. Consequently, shareholders must sign, date and return the GREEN proxy card and complete the accompanying certification of eligibility for each proxy card in order to ensure that their votes will be counted for the Second Majority Approval.

How do I revoke a proxy?

You may revoke your proxy before it is voted at the meeting by:

•	submitting a revocation letter with a later date than your proxy card;

•	delivering a second signed proxy card dated later than the first signed proxy card; or

•	attending the Special Meeting and voting in person.

If you are a street name shareholder, and you vote by proxy, you may later revoke your proxy instructions by informing the holder of record in accordance with that holder’s procedures.

What do I do if I receive a white proxy card from the Company?

Proxies on the white proxy card are being solicited by the Board. If you submit a proxy to us by signing and returning the enclosed GREEN proxy card, do not sign or return the white proxy card or follow any voting instructions provided by the Board unless you intend to change your vote, because only your latest-dated proxy will be counted at the Special Meeting.

If you have already sent a white proxy card to the Company, you may revoke it and vote “FOR” the authorization of the Harbinger Share Acquisition and “FOR” the adjournment of the Special Meeting by completing, signing, dating and returning the enclosed GREEN proxy card and accompanying certification of eligibility.

Should I submit a proxy if I plan to attend the Special Meeting?

Whether you plan to attend the Special Meeting or not, we urge you to complete, sign, date and mail a GREEN proxy card and accompanying certification of eligibility. Returning the enclosed GREEN proxy card or certification of eligibility by mail will not affect your right to attend the Special Meeting and vote in person.

Will any other matters be considered at the Special Meeting?

Harbinger does not know of any other matter that will be presented for consideration at the Special Meeting. If any other matter does properly come before the Special Meeting for approval, and you vote the enclosed GREEN proxy card, your proxy holders will vote in their discretion on such matter.

Who can help answer my questions?

If you would like additional copies of this document, would like to ask any additional questions, or need assistance voting your GREEN proxy card or completing the certification of eligibility, please contact our proxy solicitor:

OKAPI PARTNERS LLC

330 MADISON AVENUE, 9TH FLOOR

NEW YORK, NY 10017

CALL TOLL FREE: (877) 869-0171

OR

BANKS AND BROKERS CALL COLLECT: (212) 297-0720

OR

EMAIL: info@okapipartners.com

THE HARBINGER SHARE ACQUISITION PROPOSAL

Harbinger proposes to acquire that number of Common Shares that, when added to all other shares in respect of which Harbinger may exercise or direct the exercise of voting power in the election of the Company’s directors, would equal one-fifth or more (but less than one-third) of such voting power. Harbinger intends to acquire Common Shares in one or more transactions to occur during the 360-day period following the date shareholders authorize the Harbinger Share Acquisition. Harbinger intends to acquire the Common Shares in one or more purchases in the open market and/or one or more block trades. There can be no assurance that Harbinger will be able to complete the purchases of Common Shares contemplated by the Harbinger Share Acquisition, that market conditions, market prices, developments with the Company or changes in the Company’s prospects will not render such purchases financially undesirable to Harbinger or that Harbinger will be able to acquire shares prior to any record date set for any special meeting called in connection with the Alpha transaction or otherwise be able to obtain the ability to vote such shares at any such meeting.

Harbinger is the beneficial owner of approximately 15.57 percent of the outstanding Common Shares (based upon the Company’s public filings) and, we believe, the Company’s largest shareholder. We are seeking your support to approve the Harbinger Share Acquisition because we believe that Cleveland-Cliffs is a company with tremendous potential, but one greatly in need of a strong, independent voice that is committed to maximizing shareholder value.

Harbinger believes that the Company occupies a unique position in the North American steelmaking supply chain. As a leading supplier of iron ore pellet capacity with strong ongoing relationships with leading steelmakers, we believe that the Company is one of the most strategically advantaged materials companies in North America. While we support the Company’s stated goal of expanding the scope of its metallurgical coal operations, we believe these efforts bring new risks and management challenges that require a carefully measured approach. We are concerned that, with the proposed acquisition of Alpha in a transaction valued by the Company at approximately $10 billion, the Company is embarking on a path of radical transformation. We believe that the challenges inherent in the acquisition, integration and operation of the Alpha business represent an unacceptable risk for the Company’s shareholders.

Harbinger is not seeking to control the Company. Further, there can be no assurance that, even if Harbinger obtained all of the shares contemplated by the Harbinger Share Acquisition, Harbinger would have the ability to, or would determine to, block shareholder approval of the Alpha transaction. In any event, we intend to be an advocate for the interests of shareholders, working with management, the Board, shareholders and all other interested parties to ensure that the Company explores all available alternatives for enhancing the value of its equity.

Harbinger urges you to vote “FOR” the authorization of the Harbinger Share Acquisition by voting the enclosed GREEN proxy card and completing the accompanying certification of eligibility.

THE CONTROL SHARE ACQUISITION STATUTE

The Control Share Acquisition Statute provides that unless the articles of incorporation or the regulations of an issuing public corporation provide otherwise, any control share acquisition of such corporation shall be made only with the prior authorization of its shareholders in accordance with the Control Share Acquisition Statute. An “issuing public corporation” is a corporation organized for profit under the laws of Ohio, with 50 or more shareholders, that has its principal place of business, principal executive offices or substantial assets in Ohio, and as to which there is no close corporation agreement in existence. The Company is an issuing public corporation, as so defined. See Exhibit II of this proxy statement for other definitions under the Control Share Acquisition Statute.

A “control share acquisition” means the acquisition, directly or indirectly, by any person of shares of an issuing public corporation that, when added to all other shares of the issuing public corporation in respect of which such person may exercise or direct the exercise of voting power, would entitle such person, immediately after such acquisition, directly or indirectly, alone or with others, to control any of the following ranges of voting power of such issuing public corporation in the election of directors: (a) one-fifth or more but less than one-third of such voting power, (b) one-third or more but less than a majority of such voting power, or (c) a majority or more of such voting power. An acquisition of shares of an issuing public corporation, however, does not constitute a control share acquisition if, among other things, the acquisition is consummated pursuant to a merger, consolidation or other transaction effected in compliance with any of Sections 1701.78, 1701.781 or 1701.83 of the ORC if the issuing public corporation is the surviving or new corporation in the merger or consolidation or is the acquiring corporation in the combination or majority share acquisition.

Any person who proposes to make a control share acquisition must deliver an “acquiring person statement” to the issuing public corporation, which statement shall include: (a) the identity of the acquiring person, (b) a statement that the acquiring person statement is given pursuant to the Control Share Acquisition Statute, (c) the number of shares of the issuing public corporation owned, directly or indirectly, by such acquiring person, (d) the range of voting power in the election of directors under which the proposed acquisition would, if consummated, fall (i.e., in excess of 20%, 33 1/3% or 50%), (e) a description of the terms of the proposed acquisition and (f) representations of the acquiring person that the acquisition will not be contrary to law and that such acquiring person has the financial capacity to make the proposed acquisition (including the facts upon which such representations are based).

Within ten days of receipt of a qualifying acquiring person statement, the directors of the issuing public corporation must call a special shareholders meeting to vote on the proposed acquisition. Unless the acquiring person and the issuing public corporation otherwise agree, the meeting must be held within 50 days of receipt of such statement. However, the acquiring person may request in the acquiring person statement that the meeting be held no sooner than 30 days after the receipt of such statement.

The issuing public corporation is required to send a notice of the special meeting as promptly as reasonably practicable to all shareholders of record as of the record date set for such meeting, together with a copy of the acquiring person statement and a statement of the issuing public corporation, authorized by its directors, of its position or recommendation, or that it is taking no position, with respect to the proposed control share acquisition.

The Control Share Acquisition Statute provides that an acquiring person may make the proposed control share acquisition only if (i) the proposed control share acquisition receives the affirmative vote of shareholders present at the meeting in person or by proxy, representing at least: (a) a majority of the voting power entitled to vote in the election of Company directors represented at the Special Meeting in person or by proxy, and (b) a majority of the voting power entitled to vote in the election of Company directors, excluding any shares which are “Interested Shares,” represented at the meeting in person or by proxy, and (ii) such acquisition is consummated, in accordance with the terms so authorized, within 360 days following such authorization. “Interested Shares” is defined in the ORC to mean (x) shares as to which any of the following may exercise or direct the exercise of voting power of the issuing public corporation in the election of directors: (i) an acquiring person, (ii) an officer of the issuing public corporation elected or appointed by its directors or (iii) any employee of the issuing public corporation who is also a director of such corporation and (y) shares of the issuing public corporation acquired, directly or indirectly, by any person or group for valuable consideration during the period beginning with the date of the first public disclosure of a proposed control share acquisition of the issuing public corporation or any proposed merger, consolidation or other transaction which would result in a change in control of the corporation or all or substantially all of its assets, and ending on the record date of any special meeting of the corporation’s shareholders held thereafter pursuant to the Control Share Acquisition Statute for the purpose of voting on a control share acquisition proposed by an acquiring person, if either of the following apply: (i) the aggregate consideration paid or otherwise given by the person who acquired the shares, and any other persons acting in concert with such person, for all shares exceeds $250,000 or (ii) the number of shares acquired by the person who acquired the shares, and any other persons acting in concert with such person, exceeds one-half of one percent of the outstanding shares of the corporation entitled to vote in the election of directors.

Dissenters’ rights are not available to shareholders of an issuing public corporation in connection with the authorization of a control share acquisition.

THE FOREGOING SUMMARY DOES NOT PURPORT TO BE A COMPLETE STATEMENT OF THE PROVISIONS OF THE CONTROL SHARE ACQUISITION STATUTE AND THE RELATED PROVISIONS OF THE ORC. THE FOREGOING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE CONTROL SHARE ACQUISITION STATUTE (A COPY OF WHICH IS ATTACHED AS EXHIBIT II TO THIS PROXY STATEMENT, ALONG WITH SECTION 1701.01 OF THE ORC, WHICH DEFINES CERTAIN TERMS USED THEREIN) AND THE ORC.

SHAREHOLDERS ARE ADVISED THAT THE COMPANY HAS ATTACHED AN INCORRECT AND OUTDATED VERSION OF THE CONTROL SHARE ACQUISITION STATUTE TO ITS AMENDED PRELIMINARY PROXY STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 5, 2008. SHAREHOLDERS ARE URGED TO REFER TO THE COPY OF THE CONTROL SHARE ACQUISITION STATUTE ATTACHED AS EXHIBIT II TO THIS PROXY STATEMENT.

PROPOSAL TO ADJOURN THE SPECIAL MEETING

Because of the extraordinary Procedures adopted by the Company for the Special Meeting, some Company shareholders may not have an adequate opportunity to return proxies with the required certification in order for their votes to be counted towards the Second Majority Approval on the Harbinger Share Acquisition proposal, and there could even be difficulty obtaining a quorum for the Special Meeting. In either case, if deemed desirable by Harbinger, Harbinger may propose a resolution to adjourn the Special Meeting to allow additional time for the solicitation of proxies and completion of certifications to assure a quorum and, if possible, to obtain a vote in favor of the Harbinger Share Acquisition proposal.

Harbinger urges you to vote “FOR” the adjournment of the Special Meeting if deemed desirable by Harbinger to allow additional time for the solicitation of proxies and completion of certifications to assure a quorum and, if possible, a vote at the Special Meeting in favor of the Harbinger Share Acquisition proposal.

OTHER MATTERS

Except for the matters discussed above, the Participants know of no other matters to be presented for approval by shareholders at the Special Meeting. If any other matters should properly come before the Special Meeting, and you vote the enclosed GREEN proxy card, it is intended that the persons named on the enclosed GREEN proxy card will vote those proxies on such other matters in accordance with such persons’ sole discretion.

SOLICITATION OF PROXIES

In connection with the solicitation of proxies of shareholders by Harbinger and certain of its affiliates and associates for use at the Special Meeting, proxies may be solicited by mail, facsimile, telephone, telegraph, electronic mail, in person and by advertisements. Solicitations may be made by certain directors, officers, members and employees of Harbinger, none of whom will receive additional compensation for such solicitation.

Harbinger has retained Okapi Partners LLC for solicitation and advisory services in connection with the solicitation, for which Okapi Partners LLC is to receive a fee of up to $100,000. In addition, Okapi Partners LLC will be reimbursed for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses. Okapi Partners LLC will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Harbinger will request banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares they hold of record. Harbinger intends to reimburse these record holders for their reasonable out-of-pocket expenses in so doing.

The entire expense of soliciting proxies is being borne by Harbinger.

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ADDITIONAL INFORMATION

The information concerning the Company contained in this proxy statement and the exhibits attached hereto has been taken from, or is based upon, publicly available information. Although the Participants do not have any information that would indicate that any information contained in this proxy statement concerning the Company is inaccurate or incomplete, the Participants are not responsible for the accuracy or completeness of such publicly available information.

Please refer to the Company’s proxy statement with respect to the Special Meeting for certain information and disclosure required by applicable law. This information and disclosure includes, among other things, securities of the Company held by the Company’s directors, nominees, management and five percent shareholders, and procedures for submitting proposals for inclusion in the Company’s proxy statement at the Company’s 2009 annual meeting of shareholders. This information is contained in the Company’s public filings and shareholders should refer to the Company’s proxy statement and its other public filings in order to review this disclosure.

September 8, 2008

HARBINGER CAPITAL PARTNERS MASTER FUND I, LTD.

HARBINGER CAPITAL PARTNERS SPECIAL SITUATIONS FUND, L.P.

HARBINGER CAPITAL PARTNERS OFFSHORE MANAGER, L.L.C.

HMC INVESTORS, L.L.C.

HARBINGER CAPITAL PARTNERS SPECIAL SITUATIONS GP, LLC

HMC-NEW YORK, INC.

HARBERT MANAGEMENT CORPORATION

PHILIP FALCONE

RAYMOND J. HARBERT

MICHAEL D. LUCE

[Remainder of the Page Intentionally Left Blank]

EXHIBIT I

ACQUIRING PERSON STATEMENT

Pursuant to Section 1701.831 of the Ohio Revised Code

Delivered To

CLEVELAND-CLIFFS INC.

(Name of Issuing Public Corporation)

1100 Superior Avenue

Cleveland, Ohio 44114-2544

(Address of Principal Executive Offices)

ITEM 1.	IDENTITY OF ACQUIRING PERSON.

This Acquiring Person Statement is being delivered to Cleveland-Cliffs Inc., an Ohio corporation (the “Corporation”), at its principal executive offices, which are located at 1100 Superior Avenue, Cleveland, Ohio 44114-2544, by Harbinger Capital Partners Master Fund I, Ltd., an exempted company organized under the laws of the Cayman Islands (the “Master Fund”), and Harbinger Capital Partners Special Situations Fund, L.P., a limited partnership formed under the laws of Delaware (the “Special Fund” and, together with the Master Fund, the “Acquiring Person”).

ITEM 2.	DELIVERY OF ACQUIRING PERSON STATEMENT.

This Acquiring Person Statement is being delivered pursuant to Section 1701.831 of the Ohio Revised Code.

ITEM 3.	OWNERSHIP OF SHARES BY ACQUIRING PERSON.

As of the date hereof, the Master Fund directly and indirectly owns 9,000,000 Common Shares, par value $0.125 per share, of the Corporation (“Shares”) representing approximately 8.43% of the total issued and outstanding Shares (based upon the 106,720,100 Shares stated to be issued and outstanding as of July 28, 2008 by the Corporation in the Corporation’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2008). In addition, the Master Fund has entered into certain equity swap transactions with respect to the Shares. As reported in the Schedule 13D of the Acquiring Person, and the other persons reported therein, filed with Securities and Exchange Commission on July 17, 2008, the Shares owned by the Master Fund may be deemed to be indirectly beneficially owned by Harbinger Capital Partners Offshore Manager, L.L.C., the investment manager of the Master Fund, HMC Investors, L.L.C., its managing member (“HMC Investors”), Philip Falcone, a member of HMC Investors and the portfolio manager of the Master Fund, Raymond J. Harbert, a member of HMC Investors, and Michael D. Luce, a member of HMC Investors. Each such person, other than the Master Fund, disclaims beneficial ownership of the Shares except to the extent of his or its pecuniary interest therein.

As of the date hereof, the Special Fund directly and indirectly owns 7,616,472 Shares representing approximately 7.14% of the total issued and outstanding Shares (based upon the 106,720,100 Shares stated to be issued and outstanding as of July 28, 2008 by the Corporation in the Corporation’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2008). In addition, the Special Fund has entered into certain equity swap transactions with respect to the Shares. As reported in the Schedule 13D of the Acquiring Person, and the other persons reported therein, filed with Securities and Exchange Commission on July 17, 2008, the Shares owned by the Special Fund may be deemed to be indirectly beneficially owned by Harbinger Capital Partners Special Situations GP, LLC (“HCPSS”), the general partner of the Special Situations Fund, HMC-New York, Inc. (“HMCNY”), the managing member of HCPSS, Harbert Management Corporation (“HMC”), the parent of HMCNY, Philip Falcone, a shareholder of HMC and the portfolio manager of the Special Fund, Raymond J. Harbert and Michael D. Luce, shareholders of HMC. Each such person, other than the Special Fund, disclaims beneficial ownership of the Shares except to the extent of his or its pecuniary interest therein.

I-1

ITEM 4.	RANGE OF VOTING POWER.

Collectively, the Acquiring Person proposes to acquire a number of Shares, that when added to the Acquiring Person’s current Share ownership, would equal one-fifth or more (but less than one-third) of the Corporation’s voting power in the election of directors, as described in Section 1701.01(Z)(1)(a) of the Ohio Revised Code. The Acquiring Person does not intend, either alone or in concert with another person, to exercise control of the Corporation by proposing to acquire that number of Shares described in this Acquiring Person Statement.

ITEM 5.	TERMS OF PROPOSED CONTROL SHARE ACQUISITION.

The Acquiring Person proposes to acquire the Shares in one or more transactions to occur during the 360-day period following the date the Corporation’s shareholders authorize the proposed acquisition. The Acquiring Person proposes to acquire the Shares in one or more purchases in the open market and/or one or more block trades.

ITEM 6.	REPRESENTATIONS OF LEGALITY; FINANCIAL CAPACITY.

The Acquiring Person hereby represents that the proposed control share acquisition, if consummated, will not be contrary to law. This representation is based on the facts that the Acquiring Person is delivering this Acquiring Person Statement in accordance with Section 1701.831 of the Ohio Revised Code, and the Acquiring Person intends to make the proposed acquisition only if it is duly authorized by the shareholders of the Corporation at the annual or special meeting of the Corporation’s shareholders. The Acquiring Person has the financial capacity to purchase the additional Shares contemplated by this Acquiring Person Statement. This representation is based on the fact that the Acquiring Person has sufficient available cash to permit the Acquiring Person to purchase the additional Shares contemplated by this Acquiring Person Statement.

IN WITNESS WHEREOF, the undersigned has executed this Acquiring Person Statement as of the 14th day of August, 2008.

HARBINGER CAPITAL PARTNERS MASTER FUND I, LTD.

By:	Harbinger Capital Partners Offshore
Manager, L.L.C.

By:	HMC Investors, L.L.C., Managing Member

By:	/s/ WILLIAM R. LUCAS, JR.
Name:	William R. Lucas, Jr.
Title:	Executive Vice President

HARBINGER CAPITAL PARTNERS SPECIAL SITUATIONS FUND, L.P.

By:	Harbinger Capital Partners Special
Situations GP, LLC

By:	HMC - New York, Inc., Managing Member

By:	/s/ WILLIAM R. LUCAS, JR.
Name:	William R. Lucas, Jr.
Title:	Executive Vice President

I-2

Exhibit II

I. 1701.831 CONTROL SHARE ACQUISITION; PRIOR SHAREHOLDER AUTHORIZATION REQUIRED; ACQUIRING PERSON STATEMENT; SPECIAL MEETING; NOTICE; SEVERABILITY OF SECTION

(A) Unless the articles, the regulations adopted by the shareholders, or the regulations adopted by the directors pursuant to division (A)(1) of section 1701.10 of the Revised Code of the issuing public corporation provide that this section does not apply to control share acquisitions of shares of such corporation, any control share acquisition of an issuing public corporation shall be made only with the prior authorization of the shareholders of such corporation in accordance with this section.

(B) Any person who proposes to make a control share acquisition shall deliver an acquiring person statement to the issuing public corporation at the issuing public corporation’s principal executive offices. Such acquiring person statement shall set forth all of the following:

(1) The identity of the acquiring person;

(2) A statement that the acquiring person statement is given pursuant to this section;

(3) The number of shares of the issuing public corporation owned, directly or indirectly, by the acquiring person;

(4) The range of voting power, described in division (Z)(1)(a), (b), or (c) of section 1701.01 of the Revised Code, under which the proposed control share acquisition would, if consummated, fall;

(5) A description in reasonable detail of the terms of the proposed control share acquisition;

(6) Representations of the acquiring person, together with a statement in reasonable detail of the facts upon which they are based, that the proposed control share acquisition, if consummated, will not be contrary to law, and that the acquiring person has the financial capacity to make the proposed control share acquisition.

(C)(1) Within ten days after receipt of an acquiring person statement that complies with division (B) of this section, the directors of the issuing public corporation shall call a special meeting of shareholders of the issuing public corporation for the purpose of voting on the proposed control share acquisition. Subject to division (C)(2) of this section, unless the acquiring person and the issuing public corporation agree in writing to another date, such special meeting of shareholders shall be held within fifty days after receipt by the issuing public corporation of the acquiring person statement. If the acquiring person so requests in writing at the time of delivery of the acquiring person statement, such special meetings shall be held no sooner than thirty days after receipt by the issuing public corporation of the acquiring person statement. Subject to division (C)(2) of this section, such special meeting of shareholders shall be held no later than any other special meeting of shareholders that is called, after receipt by the issuing public corporation of the acquiring person statement, in compliance with this section or section 1701.76, 1701.78, 1701.781, 1701.79, 1701.791, 1701.801, or 1701.83 of the Revised Code.

(2) If, in connection with a proposed control share acquisition, the acquiring person changes the percentage of the class of shares being sought, the consideration offered, or the security dealer’s soliciting fee; extends the expiration date of a tender offer for the shares being sought; or otherwise changes the terms of the proposed control share acquisition, then the directors of the issuing public corporation may reschedule the special meeting of shareholders required by division (C)(1) of this section. If the proposed control share acquisition is to be made pursuant to a tender offer, then the meeting may be rescheduled to a date that is not later than the expiration date of the offer. If the proposed control share acquisition is to be made other than pursuant to a tender offer, the meeting may be rescheduled to a date that is not later than ten business days after notice of the change is first given to the shareholders.

(D) Notice of the special meeting of shareholders shall be given as promptly as reasonably practicable by the issuing public corporation to all shareholders of record as of the record date set for such meeting, whether or not entitled to vote at the meeting. The notice shall include or be accompanied by both of the following:

(1) A copy of the acquiring person statement delivered to the issuing public corporation pursuant to this section;

(2) A statement by the issuing public corporation, authorized by its directors, of its position or recommendation, or that it is taking no position or making no recommendation, with respect to the proposed control share acquisition.

(E) The acquiring person may make the proposed control share acquisition if both of the following occur:

(1) The shareholders of the issuing public corporation who hold shares as of the record date of such corporation entitling them to vote in the election of directors authorize the acquisition at the special meeting held for that purpose at which a quorum is present by an affirmative vote of a majority of the voting power of such corporation in the election of directors represented at the meeting in person or by proxy, and a majority of the portion of the voting power excluding the voting power of interested shares represented at the meeting in person or by proxy. A quorum shall be deemed to be present at the special meeting if at least a majority of the voting power of the issuing public corporation in the election of directors is represented at the meeting in person or by proxy.

(2) The acquisition is consummated, in accordance with the terms so authorized, no later than three hundred sixty days following shareholder authorization of the control share acquisition.

(F) Except as expressly provided in this section, nothing in this section shall be construed to affect or impair any right, remedy, obligation, duty, power, or authority of any acquiring person, any issuing public corporation, the directors of any acquiring person or issuing public corporation, or any other person under the laws of this or any other state or of the United States.

(G) If any application of any provision of this section is for any reason held to be illegal or invalid, the illegality or invalidity shall not affect any legal and valid provision or application of this section, and the parts and applications of this section are severable.

II. 1701.01 DEFINITIONS

As used in sections 1701.01 to 1701.98 of the Revised Code, unless the context otherwise requires:

(A) “Corporation” or “domestic corporation” means a corporation for profit formed under the laws of this state.

(B) “Foreign corporation” means a corporation for profit formed under the laws of another state, and “foreign entity” means an entity formed under the laws of another state.

(C) “State” means the United States; any state, territory, insular possession, or other political subdivision of the United States, including the District of Columbia; any foreign country or nation; and any province, territory, or other political subdivision of such foreign country or nation.

(D) “Articles” includes original articles of incorporation, certificates of reorganization, amended articles, and amendments to any of these, and, in the case of a corporation created before September 1, 1851, the special charter and any amendments to it made by special act of the general assembly or pursuant to general law.

(E) “Incorporator” means a person who signed the original articles of incorporation.

(F) “Shareholder” means a person whose name appears on the books of the corporation as the owner of shares of the corporation. Unless the articles, the regulations adopted by the shareholders, the regulations adopted by the directors pursuant to division (A)(1) of section 1701.10 of the Revised Code, or the contract of subscription otherwise provides, “shareholder” includes a subscriber to shares, whether the subscription is received by the incorporators or pursuant to authorization by the directors, and such shares shall be deemed to be outstanding shares.

(G) “Person” includes, without limitation, a natural person, a corporation, whether nonprofit or for profit, a partnership, a limited liability company, an unincorporated society or association, and two or more persons having a joint or common interest.

(H) The location of the “principal office” of a corporation is the place named as the principal office in its articles.

(I) The “express terms” of shares of a class are the statements expressed in the articles with respect to such shares.

(J) Shares of a class are “junior” to shares of another class when any of their dividend or distribution rights are subordinate to, or dependent or contingent upon, any right of, or dividend on, or distribution to, shares of such other class.

(K) “Treasury shares” means shares belonging to the corporation and not retired that have been either issued and thereafter acquired by the corporation or paid as a dividend or distribution in shares of the corporation on treasury shares of the same class; such shares shall be deemed to be issued, but they shall not be considered as an asset or a liability of the corporation, or as outstanding for dividend or distribution, quorum, voting, or other purposes, except, when authorized by the directors, for dividends or distributions in authorized but unissued shares of the corporation of the same class.

(L) To “retire” a share means to restore it to the status of an authorized but unissued share.

(M) “Redemption price of shares” means the amount required by the articles to be paid on redemption of shares.

(N) “Liquidation price” means the amount or portion of assets required by the articles to be distributed to the holders of shares of any class upon dissolution, liquidation, merger, or consolidation of the corporation, or upon sale of all or substantially all of its assets.

(O) “Insolvent” means that the corporation is unable to pay its obligations as they become due in the usual course of its affairs.

(P) “Parent corporation” or “parent” means a domestic or foreign corporation that owns and holds of record shares of another corporation, domestic or foreign, entitling the holder of the shares at the time to exercise a majority of the voting power in the election of the directors of the other corporation without regard to voting power that may thereafter exist upon a default, failure, or other contingency; “subsidiary corporation” or “subsidiary” means a domestic or foreign corporation of which another corporation, domestic or foreign, is the parent.

(Q) “Combination” means a transaction, other than a merger or consolidation, wherein either of the following applies:

(1) Voting shares of a domestic corporation are issued or transferred in consideration in whole or in part for the transfer to itself or to one or more of its subsidiaries, domestic or foreign, of all or substantially all the assets of one or more corporations, domestic or foreign, with or without good will or the assumption of liabilities;

(2) Voting shares of a foreign parent corporation are issued or transferred in consideration in whole or in part for the transfer of such assets to one or more of its domestic subsidiaries.

“Transferee corporation” in a combination means the corporation, domestic or foreign, to which the assets are transferred, and “transferor corporation” in a combination means the corporation, domestic or foreign, transferring such assets and to which, or to the shareholders of which, the voting shares of the domestic or foreign corporation are issued or transferred.

(R) “Majority share acquisition” means the acquisition of shares of a corporation, domestic or foreign, entitling the holder of the shares to exercise a majority of the voting power in the election of directors of such corporation without regard to voting power that may thereafter exist upon a default, failure, or other contingency, by either of the following:

(1) A domestic corporation in consideration in whole or in part, for the issuance or transfer of its voting shares;

(2) A domestic or foreign subsidiary in consideration in whole or in part for the issuance or transfer of voting shares of its domestic parent.

(S) “Acquiring corporation” in a combination means the domestic corporation whose voting shares are issued or transferred by it or its subsidiary or subsidiaries to the transferor corporation or corporations or the shareholders of the transferor corporation or corporations; and “acquiring corporation” in a majority share acquisition means the domestic corporation whose voting shares are issued or transferred by it or its subsidiary in consideration for shares of a domestic or foreign corporation entitling the holder of the shares to exercise a majority of the voting power in the election of directors of such corporation.

(T) When used in connection with a combination or a majority share acquisition, “voting shares” means shares of a corporation, domestic or foreign, entitling the holder of the shares to vote at the time in the election of directors of such corporation without regard to voting power which may thereafter exist upon a default, failure, or other contingency.

(U) “An emergency” exists when the governor, or any other person lawfully exercising the power and discharging the duties of the office of governor, proclaims that an attack on the United States or any nuclear, atomic, or other disaster has caused an emergency for corporations, and such an emergency shall continue until terminated by proclamation of the governor or any other person lawfully exercising the powers and discharging the duties of the office of governor.

(V) “Constituent corporation” means an existing corporation merging into or into which is being merged one or more other entities in a merger or an existing corporation being consolidated with one or more other entities into a new entity in a consolidation, whether any of the entities is domestic or foreign, and “constituent entity” means any entity merging into or into which is being merged one or more other entities in a merger, or an existing entity being consolidated with one or more other entities into a new entity in a consolidation, whether any of the entities is domestic or foreign.

(W) “Surviving corporation” means the constituent domestic or foreign corporation that is specified as the corporation into which one or more other constituent entities are to be or have been merged, and “surviving entity” means the constituent domestic or foreign entity that is specified as the entity into which one or more other constituent entities are to be or have been merged.

(X) “Close corporation agreement” means an agreement that satisfies the three requirements of division (A) of section 1701.591 of the Revised Code.

(Y) “Issuing public corporation” means a domestic corporation with fifty or more shareholders that has its principal place of business, its principal executive offices, assets having substantial value, or a substantial percentage of its assets within this state, and as to which no valid close corporation agreement exists under division (H) of section 1701.591 of the Revised Code.

(Z)(1) “Control share acquisition” means the acquisition, directly or indirectly, by any person of shares of an issuing public corporation that, when added to all other shares of the issuing public corporation in respect of which the person may exercise or direct the exercise of voting power as provided in this division, would entitle the person, immediately after the acquisition, directly or indirectly, alone or with others, to exercise or direct the exercise of the voting power of the issuing public corporation in the election of directors within any of the following ranges of such voting power:

(a) One-fifth or more but less than one-third of such voting power;

(b) One-third or more but less than a majority of such voting power;

(c) A majority or more of such voting power.

A bank, broker, nominee, trustee, or other person that acquires shares in the ordinary course of business for the benefit of others in good faith and not for the purpose of circumventing section 1701.831 of the Revised Code shall, however, be deemed to have voting power only of shares in respect of which such person would be able, without further instructions from others, to exercise or direct the exercise of votes on a proposed control share acquisition at a meeting of shareholders called under section 1701.831 of the Revised Code.

(2) The acquisition by any person of any shares of an issuing public corporation does not constitute a control share acquisition for the purpose of section 1701.831 of the Revised Code if the acquisition was or is consummated in, results from, or is the consequence of any of the following circumstances:

(a) Prior to November 19, 1982;

(b) Pursuant to a contract existing prior to November 19, 1982;

(c) By bequest or inheritance, by operation of law upon the death of an individual, or by any other transfer without valuable consideration, including a gift, that is made in good faith and not for the purpose of circumventing section 1701.831 of the Revised Code;

(d) Pursuant to the satisfaction of a pledge or other security interest created in good faith and not for the purpose of circumventing section 1701.831 of the Revised Code;

(e) Pursuant to a merger or consolidation adopted, or a combination or majority share acquisition authorized, by vote of the shareholders of the issuing public corporation in compliance with section 1701.78, 1701.781, 1701.79, 1701.791, or 1701.83 of the Revised Code, or pursuant to a merger adopted in compliance with section 1701.802 of the Revised Code;

(f) The person’s being entitled, immediately thereafter, to exercise or direct the exercise of voting power of the issuing public corporation in the election of directors within the same range theretofore attained by that person either in compliance with the provisions of section 1701.831 of the Revised Code or as a result solely of the issuing public corporation’s purchase of shares issued by it.

The acquisition by any person of shares of an issuing public corporation in a manner described under division (Z)(2) of this section shall be deemed a control share acquisition authorized pursuant to section 1701.831 of the Revised Code within the range of voting power under division (Z)(1)(a), (b), or (c) of this section that such person is entitled to exercise after the acquisition, provided, in the case of an acquisition in a manner described under division (Z)(2)(c) or (d) of this section, the transferor of shares to such person had previously obtained any authorization of shareholders required under section 1701.831 of the Revised Code in connection with the transferor’s acquisition of shares of the issuing public corporation.

(3) The acquisition of shares of an issuing public corporation in good faith and not for the purpose of circumventing section 1701.831 of the Revised Code from any person whose control share acquisition previously had been authorized by shareholders in compliance with section 1701.831 of the Revised Code, or from any person whose previous acquisition of shares of an issuing public corporation would have constituted a control share acquisition but for division (Z)(2) or (3) of this section, does not constitute a control share acquisition for the purpose of section 1701.831 of the Revised Code unless such acquisition entitles the person making the acquisition, directly or indirectly, alone or with others, to exercise or direct the exercise of voting power of the corporation in the election of directors in excess of the range of voting power authorized pursuant to section 1701.831 of the Revised Code, or deemed to be so authorized under division (Z)(2) of this section.

(AA) “Acquiring person” means any person who has delivered an acquiring person statement to an issuing public corporation pursuant to section 1701.831 of the Revised Code.

(BB) “Acquiring person statement” means a written statement that complies with division (B) of section 1701.831 of the Revised Code.

(CC)(1) “Interested shares” means the shares of an issuing public corporation in respect of which any of the following persons may exercise or direct the exercise of the voting power of the corporation in the election of directors:

(a) An acquiring person;

(b) Any officer of the issuing public corporation elected or appointed by the directors of the issuing public corporation;

(c) Any employee of the issuing public corporation who is also a director of such corporation;

(d) Any person that acquires such shares for valuable consideration during the period beginning with the date of the first public disclosure of a proposal for, or expression of interest in, a control share acquisition of the issuing public corporation; a transaction pursuant to section 1701.76, 1701.78, 1701.781, 1701.79, 1701.791, 1701.83, or 1701.86 of the Revised Code that involves the issuing public corporation or its assets; or any action that would directly or indirectly result in a change in control of the issuing public corporation or its assets, and ending on the record date established by the directors pursuant to section 1701.45 and division (D) of section 1701.831 of the Revised Code, if either of the following applies:

(i) The aggregate consideration paid or given by the person who acquired the shares, and any other persons acting in concert with the person, for all such shares exceeds two hundred fifty thousand dollars;

(ii) The number of shares acquired by the person who acquired the shares, and any other persons acting in concert with the person, exceeds one-half of one per cent of the outstanding shares of the corporation entitled to vote in the election of directors.

(e) Any person that transfers such shares for valuable consideration after the record date described in division (CC)(1)(d) of this section as to shares so transferred, if accompanied by the voting power in the form of a blank proxy, an agreement to vote as instructed by the transferee, or otherwise.

(2) If any part of this division is held to be illegal or invalid in application, the illegality or invalidity does not affect any legal and valid application thereof or any other provision or application of this division or section 1701.831 of the Revised Code that can be given effect without the invalid or illegal provision, and the parts and applications of this division are severable.

(DD) “Certificated security” and “uncertificated security” have the same meanings as in section 1308.01 of the Revised Code.

(EE) “Entity” means any of the following:

(1) A for profit corporation existing under the laws of this state or any other state;

(2) Any of the following organizations existing under the laws of this state, the United States, or any other state:

(a) A business trust or association;

(b) A real estate investment trust;

(c) A common law trust;

(d) An unincorporated business or for profit organization, including a general or limited partnership;

(e) A limited liability company;

(f) A nonprofit corporation.

IMPORTANT

Your vote is very important! No matter how many shares you own, please give Harbinger your proxy with respect to the Special Meeting to vote: (1) “FOR” the authorization of the Harbinger Share Acquisition; (2) “FOR” the adjournment of the Special Meeting if deemed desirable by Harbinger to allow additional time for the solicitation of proxies and completion of certifications to assure a quorum and, if possible, a vote at the Special Meeting in favor of the Harbinger Share Acquisition proposal; and (3) to grant discretionary authority to the proxy holders to vote on all matters as may properly come before the Special Meeting.

If any of your shares are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares. Accordingly, please vote your shares according to the voting instructions provided by your nominee or contact the person responsible for your account and instruct that person to execute the GREEN proxy card representing your shares and the accompanying certification of eligibility. Harbinger urges you to confirm in writing your instructions to Harbinger in care of the address provided below so that Harbinger will be aware of all instructions given and can attempt to ensure that such instructions are followed.

If you would like additional copies of this document, would like to ask any additional questions, or need assistance voting your GREEN proxy card or completing the certification of eligibility, please contact our proxy solicitor:

OKAPI PARTNERS LLC

330 MADISON AVENUE, 9TH FLOOR

NEW YORK, NY 10017

CALL TOLL FREE: (877) 869-0171

OR

BANKS AND BROKERS CALL COLLECT: (212) 297-0720

OR

EMAIL: info@okapipartners.com

PROXY SOLICITED BY

HARBINGER CAPITAL PARTNERS MASTER FUND I, LTD.,

HARBINGER CAPITAL PARTNERS SPECIAL SITUATIONS FUND, L.P.,

HARBINGER CAPITAL PARTNERS OFFSHORE MANAGER, L.L.C.,

HMC INVESTORS, L.L.C.,

HARBINGER CAPITAL PARTNERS SPECIAL SITUATIONS GP, LLC,

HMC – NEW YORK, INC.,

HARBERT MANAGEMENT CORPORATION,

PHILIP FALCONE,

RAYMOND J. HARBERT

AND

MICHAEL D. LUCE

YOUR VOTE IS VERY IMPORTANT

Please take a moment now to vote your shares of Cleveland-Cliffs Inc for the Special Meeting of shareholders to be held October 3, 2008.

YOU CAN VOTE TODAY IN ONE OF TWO WAYS

1. Sign, date and return the enclosed GREEN proxy card and accompanying certification of eligibility in the enclosed postage-paid envelope. We recommend that you vote on the GREEN proxy card and accompanying certification of eligibility even if you plan to attend the Special Meeting; or

2. Vote in person by attending the Special Meeting. Written ballots will be distributed to shareholders who wish to vote in person at the Special Meeting. If you hold your shares through a bank, broker or other custodian, you must obtain a legal proxy from such custodian in order to vote in person at the Special Meeting. If you wish to obtain a legal proxy you can call our proxy solicitor, Okapi Partners, for assistance.

TO VOTE BY MAIL, PLEASE VOTE YOUR SHARES USING THE ENCLOSED PROXY CARD, COMPLETE THE ACCOMPANYING CERTIFICATION OF ELIGIBILITY AND RETURN THE PROXY CARD AND CERTIFICATION IN THE ENVELOPE PROVIDED

[FORM OF PROXY—FRONT—GREEN]

THIS PROXY IS SOLICITED BY

HARBINGER CAPITAL PARTNERS MASTER FUND I, LTD.,

HARBINGER CAPITAL PARTNERS SPECIAL SITUATIONS FUND, L.P.,

HARBINGER CAPITAL PARTNERS OFFSHORE MANAGER, L.L.C.,

HMC INVESTORS, L.L.C.,

HARBINGER CAPITAL PARTNERS SPECIAL SITUATIONS GP, LLC,

HMC – NEW YORK, INC.,

HARBERT MANAGEMENT CORPORATION,

PHILIP FALCONE,

RAYMOND J. HARBERT

AND

MICHAEL D. LUCE

FOR THE SPECIAL MEETING OF SHAREHOLDERS

UNDER SECTION 1701.831 OF THE OHIO REVISED CODE

The undersigned hereby (i) appoints Lawrence M. Clark, Jr. and John McCullough, and each of them, with full power of substitution and resubstitution, attorneys and proxies of the undersigned to vote all of the outstanding shares of Cleveland-Cliffs Inc (“Cleveland-Cliffs”) that the undersigned is entitled to vote, and with all the power that the undersigned would possess, if personally present, and/or (ii) directs T. Rowe Price Trust Company, as directed Trustee, to appoint Lawrence M. Clark, Jr. and John McCullough, and each of them, with full power of substitution and resubstitution, attorneys and proxies of the undersigned to vote all Cleveland-Cliffs common shares credited to the accounts of the undersigned in the Northshore Mining Company and Silver Bay Power Company Retirement Savings Plan (the “Plan”) as of the Record Date, as directed hereon on the following matters, and, in their discretion, on any other matters that may properly be presented at the special meeting of Cleveland-Cliffs to be held at 10:00 a.m., Ohio time, October 3, 2008 (the “Special Meeting”), or at any adjournment or postponement of the Special Meeting.

If no directions are given, this proxy will be voted “FOR” the Harbinger Share Acquisition proposal and “FOR” the adjournment of the Special Meeting.

WE URGE YOU TO VOTE “FOR” THE HARBINGER SHARE ACQUISITION PROPOSAL AND “FOR” THE ADJOURNMENT OF THE SPECIAL MEETING

1. HARBINGER SHARE ACQUISITION PROPOSAL. A resolution of Cleveland-Cliffs’ shareholders authorizing the control share acquisition of Cleveland-Cliffs common shares pursuant to the acquiring person statement of Harbinger Capital Partners Master Fund I, Ltd. and Harbinger Capital Partners Special Situations Fund, L.P. dated August 14, 2008.

☐ FOR	☐ AGAINST	☐ ABSTAIN

2. AUTHORITY TO VOTE FOR ADJOURNMENT. Authorization to vote for the adjournment of the Special Meeting if deemed desirable by Harbinger to allow additional time for the solicitation of proxies and completion of certifications to assure a quorum and, if possible, a vote at the Special Meeting in favor of the Harbinger Share Acquisition proposal.

☐ FOR	☐ AGAINST	☐ ABSTAIN

The proxies of the undersigned are authorized to vote, in their discretion, upon such other matters as may properly come before the Special Meeting and any adjournment or postponement thereof.

All previous proxies given by the undersigned to vote at the Special Meeting or at any adjournment or postponement thereof are hereby revoked.

Date: , 2008

(Signature)

(Signature, if jointly held)

(Title)

NOTE: Please sign your name exactly as it appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If signing on behalf of a corporation, please sign in full corporate name by the president or other authorized officer(s). If signing on behalf of a partnership, please sign in full partnership name by authorized person(s).

Please be sure to read the certification included with this proxy card and to mark the appropriate box indicating whether you are a holder of “interested shares.”

CERTIFICATION AS TO ELIGIBILITY TO VOTE

As described in our proxy statement, the Control Share Acquisition Statute requires that the control share acquisition be authorized by a vote of the majority of shares of Cleveland-Cliffs Inc (“Cleveland-Cliffs”) entitled to vote in the election of directors, excluding any “Interested Shares,” represented at the Special Meeting in person or by proxy. Any terms used but not defined herein shall have the meaning assigned to them in our proxy statement.

For purposes of the Control Share Acquisition Statute, “Interested Shares” means the Cleveland-Cliffs shares in respect of which any of the following persons may exercise or direct the exercise of the voting power:

1. Harbinger or any of its affiliates;

2. Any officer of Cleveland-Cliffs elected or appointed by the directors of Cleveland-Cliffs;

3. Any employee of Cleveland-Cliffs who is also a director of Cleveland-Cliffs;

4. Any person that acquires shares of Cleveland-Cliffs for valuable consideration during the period beginning on August 14, 2008 and ending on the Record Date if (i) the aggregate consideration paid or given by the person who acquired the shares, and any other persons acting in concert with the person, for all those shares exceeds $250,000, or (ii) the number of shares acquired by the person who acquired such shares, and any other persons acting in concert with that person, exceeds one-half of one percent of the outstanding shares of Cleveland-Cliffs entitled to vote in the election of directors; or

5. Any person that transfers such shares for valuable consideration after the Record Date as to shares so transferred, if accompanied by the voting power in the form of a blank proxy, an agreement to vote as instructed by the transferee, or otherwise.

As of the date upon which the undersigned executes this proxy card, the undersigned hereby certifies that the shares being voted pursuant to this proxy card are:

(Please mark only one box)

☐	not “Interested Shares” as defined in the Control Share Acquisition Statute.

OR

☐	“Interested Shares” as defined in the Control Share Acquisition Statute.

If you own “Interested Shares” because you acquired more than $250,000 of Cleveland-Cliffs shares or more than 0.5% of the outstanding shares of Cleveland-Cliffs between August 14, 2008 and the Record Date please indicate in the following space the number of shares you acquired prior to August 14, 2008, which you continue to own as of the Record Date and therefore will be entitled to be counted in connection with the Second Majority Approval at the Special Meeting.

Number of shares acquired prior to August 14, 2008, which continue to be owned as of the Record Date:                     .

If you checked the “Interested Shares” box but did not indicate how many eligible common shares you own that were purchased prior to August 14, 2008, all of your shares will be considered “Interested Shares” and therefore will not be eligible to be counted in connection with the Second Majority Approval at the Special Meeting.

If (i) no box is checked indicating whether shares represented by this proxy card are “Interested Shares,” or (ii) both of the above-boxes are checked the shares represented by this proxy will be deemed to be “Interested Shares” and therefore ineligible to vote in connection with the Second Majority Approval, as described in the Proxy Statement.

By signing on the reverse side, you (a) instruct that the shares represented by this proxy card be voted as marked on the front side; (b) certify whether or not your shares are “Interested Shares” as defined in the Control Share Acquisition Statute; and (c) undertake to notify Cleveland-Cliffs if at any time after the Record Date you transfer shares entitled to vote in the election of directors, for valuable consideration, accompanied by the voting power in the form of a blank proxy, an agreement to vote as instructed by the transferee, or otherwise.

SPECIAL MEETING VOTING INSTRUCTIONS IN CONNECTION WITH

PROVISIONS OF THE CONTROL SHARE ACQUISITION STATUTE

CLEVELAND-CLIFFS INC

Voting Procedures—Beneficial Owners

To All Banks, Brokers and Nominees:

Enclosed is the Proxy Statement of Harbinger Capital Partners Master Fund I, Ltd. (the “Master Fund”) and Harbinger Capital Partners Special Situations Fund, L.P. (the “Special Fund”, and together with the Master Fund, “Harbinger”) dated September 8, 2008 (the “Harbinger Proxy Statement”) for the special meeting of shareholders of Cleveland Cliffs Inc (the “Company”) to be held on October 3, 2008 (the “Special Meeting”).

Company shareholders:

(i) who were holders of record as of September 2, 2008 (the “Record Date”) of the Company’s common shares, par value $0.125 per share, and holders of shares of Series A-2 Preferred Stock, AND

(ii) who certify as to the eligibility of such voting shares under the criteria included with the proxy attached to the Harbinger Proxy Statement, will be entitled to have their shares counted in determining whether the acquisition of common shares pursuant to the Harbinger acquiring person statement dated August 14, 2008 (the “Harbinger Share Acquisition”), has been authorized by the Second Majority Approval (as defined in the Harbinger Proxy Statement) as required by Section 1701.831 of the Ohio Revised Code (the “Control Share Acquisition Statute”). All holders of shares as of the Record Date will be entitled to have their shares counted in determining whether the Harbinger Share Acquisition has been authorized by the First Majority Approval (as defined in the Harbinger Proxy Statement) as required by the Control Share Acquisition Statute.

To enable the Company to tabulate the voting by beneficial owners of shares held in your name, a special GREEN proxy card (which includes a related certification of eligibility) has been prepared for use in tabulating the number of shares that are eligible to be counted in determining whether the Harbinger Share Acquisition has received the Second Majority Approval. On this card, the beneficial owner must certify whether or not such person’s shares are Interested Shares. If some but not all of its shares owned are Interested Shares, the beneficial owner must certify the number of shares that are not Interested Shares. If the beneficial owner does not make a certification, or fails to specify the number of such owner’s shares that are not Interested Shares, all of such beneficial owner’s shares shall be deemed to be Interested Shares. Such beneficial owner must by the same signature give instructions as to the voting of the shares it beneficially owns.

In the case of shareholders who both (i) beneficially own shares that are Interested Shares because they were acquired during the period commencing on August 14, 2008, the date of the first public disclosure of Harbinger’s acquiring person statement, and ending on the Record Date for the Special Meeting (the “Restricted Period”) for an aggregate consideration in excess of $250,000 and (ii) own voting shares that are not “Interested Shares” because they were acquired prior to the Restricted Period and otherwise do not meet the definition of Interested Shares, such shares that are not Interested Shares will be counted and voted in determining whether the Second Majority Approval has been obtained only if an appropriate certification of eligibility with respect to such shares, as described above, is provided.

Banks, brokers or other nominees who holds shares for a beneficial owner, should look through to the person who has the power “to exercise or direct the exercise of the vote” with respect to shares at the Special Meeting in determining whether any such shares acquired during the Restricted Period are Interested Shares.

Under Ohio law, all shares, including the first $250,000 worth of such shares, acquired during the Restricted Period for an aggregate purchase price of more than $250,000 will be considered Interested Shares.

Furthermore, shares that are considered Interested Shares because they were purchased during the Restricted Period as part of an aggregate purchase of $250,000 or more of shares will remain Interested Shares if owned by such purchaser as of the Record Date even if the purchaser of such shares at some point during that period disposes of some of such shares. For instance, if a person who buys $1,000,000 worth of shares during the Restricted Period, then sells $800,000 worth of common shares during that period, all of such person’s shares acquired during that period and still owned as of the Record Date are Interested Shares.

The Control Share Acquisition Statute requires that shares acquired by persons acting in concert be aggregated for the purpose of calculating the $250,000 threshold for determination of Interested Share status. In the event that shares are entitled to be voted by more than one person, or two or more persons share voting power, all of such shares will be considered to be owned by each such person for purposes of determining whether such shares are Interested Shares.

If you are a broker or bank, do not certify the eligibility of shares without receiving the Certification from your client or customer. Only the beneficial owner can certify the shares are Interested Shares as represented by the Proxy Card.

September 8, 2008.